UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2003

                       InteliData Technologies Corporation
               (Exact Name of Registrant as Specified in Charter)

 DELAWARE                               000-21685                54-1820617
 --------                               ---------                ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 259-3000

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     The following document is being furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 12:

     Exhibit 99.1 Press release issued by InteliData Technologies Corporation on November 6, 2003.


Item 12. Results of Operations and Financial Condition.

On November 6, 2003, InteliData Technologies Corporation ("InteliData" or the "Company") issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8176; 34-47226, insofar as they report the Company's results of operations and financial condition for the quarter ended September 30, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTELIDATA TECHNOLOGIES CORPORATION

Date: November 6, 2003             By:   /s/ John R. Polchin
                                         --------------------------------------
                                         John R. Polchin
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Exhibit
--------------             -------

Exhibit 99.1               Press  release   issued  by  InteliData  Technologies
                           Corporation on November 6, 2003.

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                Contact: John R. Polchin
November 6, 2003                                     Chief Financial Officer
                                                     (703) 259-3000

                  INTELIDATA REPORTS THIRD QUARTER 2003 RESULTS

     RESTON,  VA,  November 6, 2003 -  InteliData  Technologies  Corp.  (Nasdaq:
INTD), a leading provider of Internet banking and electronic bill presentment and payment technologies, today announced financial results for the three-month and nine-month periods ended September 30, 2003.

     Revenue for the third quarter totaled $4.7 million, a decrease of $1.3 million from the $6.0 million as reported for the year-ago quarter. For the nine months ended September 30, 2003 revenue totaled $16.3 million, up slightly from the reported $16.2 million for the same nine-month period of 2002.

     Gross profit for the three-month period ended September 30, 2003 totaled $2.8 million versus $3.6 million for the third quarter of 2002. This resulted in a gross margin of 60%, equaling the Company's reported gross margin for the comparable prior-year period. Through nine months, the Company generated a gross margin of 65%, versus 60% for the same period of 2002.

     Net loss for the three-month period ended September 30, 2003 was $567,000, or $0.01 per share, versus a net loss of $1.6 million, or $0.03 per share, for the comparable year-ago period. For the first nine months of 2003, the Company's net loss totaled $725,000, or $0.01 per share, compared to a net loss of $8.4 million, or $0.17 per share, for the first nine months of 2002.

     Cash and investments as of September 30, 2003 totaled $8.5 million, compared to $6.1 million for the year-ago period and $5.7 million as of yearend 2002.

     "Clearly, our revenue shortfall this quarter was disappointing," said Alfred S. Dominick, Jr., Chairman and CEO. "However, we have in place a sound pipeline for both our credit card and payment offerings. In addition, we continue to witness the implementation and adoption of our technology in today's marketplace and our balance sheet remains strong. During 2003, we believed that revenue expansion would come from our credit card product offering and from our Bill Payment ASP Agreement with Fidelity National Information Services ("FNIS") (formerly ALLTEL Information Services). Continuing credit card industry portfolio difficulties have impacted our ability to secure new business and further, planned top-line contributions from our FNIS relationship have also fallen short of expectations. As a result, we were unable to offset the anticipated decline in revenue from clients using our legacy Canopy(TM) banking platform. Despite these factors, our year-to-date financial results exceed prior year performance when measured across the same period."

Key Operating Accomplishments:
------------------------------

     o    Utilizing   InteliData's   Payment  Warehouse  and  Gateway  software,
          Washington Mutual completed the migration of its remittance processing to a new processor.

     o Mid-Atlantic Corporate FCU joined First Hawaiian and Bank of the West in utilizing InteliData's Least Cost Routing(TM) payment service to route transactions to multiple remittance providers including MasterCard RPPS.

     o Executed a three-year contract extension with President's Choice, while also expanding the relationship to include a French language site and InteliData's e-Statement application.

     o Executed a contract extension with Premier Bankcard and added an e-Statement application.

     As a result of the third quarter revenue performance, the Company is now setting full-year 2003 revenue expectations to the low end of its prior range, that being $22 million. However, this assumes $1 million of anticipated contract signings and license deliveries during the fourth quarter. Furthermore, the Company does not expect to reach net income profitability on a full-year basis.

     Looking ahead, the Company's preliminary full-year 2004 revenue guidance is expected to be between $22 - $30 million, while generating $0.08 per share at the mid-point of this range. As 2004 progresses, the Company expects to continue to update investors periodically with respect to its revenue guidance, based on the then climate for large bank procurement activities, portfolio improvements across the credit card sector, the evolution of the Company's pipeline and general economic conditions.

     Attached are financial information comparing results for the three-month and nine-month periods ended September 30, 2003 to the same periods in 2002.

     InteliData will hold a conference call today at 4:30 p.m. Eastern Time. Investors can access the call by dialing (888) 375-8244. The conference leader is Al Dominick. International callers can dial (706) 634-5506. A replay can be accessed for 48 hours beginning at 7:30 p.m. on November 6th. Domestic participants may dial (800) 642-1687 and enter Conference ID 3468808, while international callers should dial 706-645-9291 for the replay. Online audio replays  will also be  available at  InteliData's  Web site  www.intelidata.com,
                                                             -------------------
www.streetevents.com and www.companyboardroom.com for 30 days.
-------------------      ------------------------

About InteliData

With over a decade of experience in the industry, InteliData provides Internet banking and Electronic Bill Presentment and Payment (EBPP) technology and services to leading banks, credit unions, financial institution processors and credit card issuers. The Company develops and markets software products that offer proven scalability, flexibility and security in supplying real-time, Internet based banking services to their customers. The Company also serves as an application service provider by providing Internet hosting and service bureau solutions. Visit the Company's Web site at www.InteliData.com.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward looking statements that are subject to risks and uncertainties, including, but not limited to, our ability to continue funding operating losses, our ability to manage our expenses in line with anticipated business levels, the ability of the Company to complete product implementations in required time frames and the Company's ability to increase its recurring revenues from its ASP business model, the Company's ability to retain key customers and to increase revenues from existing customers, the impact of competitive products, pricing pressure, product demand and market acceptance risks, pace of consumer acceptance of home banking and reliance on the Company's bank clients to increase usage of Internet banking by their customers, the effect of general economic conditions on the financial services industry, mergers and acquisitions, risk of integration of the Company's technology by large software companies, the ability of financial institution customers to implement applications in the anticipated time frames or with the anticipated features, functionality or benefits, reliance on key strategic alliances and newly emerging technologies, the ability of the Company to leverage its third party relationships into new business opportunities in the EBPP market, the on-going viability of the mainframe marketplace and demand for traditional mainframe products, the ability to attract and retain key employees, the availability of cash for long-term growth, product obsolescence, ability to reduce product costs, fluctuations in operating results, delays in development of highly complex products and other risks detailed from time to time in InteliData filings with the Securities and Exchange Commission. These risks could cause the Company's actual results for 2003 and beyond to differ materially from those expressed in any forward looking statements made by, or on behalf of, InteliData. InteliData is not under any obligation (and expressly disclaims an obligation to) update or alter its forward-looking statements, whether as a result of new information or otherwise.

                                      # # #

                       INTELIDATA TECHNOLOGIES CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    SEPTEMBER 30, 2003 AND DECEMBER 31, 2002
                  (in thousands, except share data; unaudited)



                                                                                         2003            2002
                                                                                    ------------    -------------
ASSETS

CURRENT ASSETS

     Cash and cash equivalents                                                      $      8,546    $      5,674
     Accounts receivable, net                                                              3,451           2,974
     Other receivables                                                                       135             309
     Prepaid expenses and other current assets                                               490             802
                                                                                    ------------    ------------
         Total current assets                                                             12,622           9,759

NONCURRENT ASSETS
     Property and equipment, net                                                           1,697           2,554
     Goodwill, net                                                                        26,238          26,238
     Intangibles, net                                                                      5,240           5,780
     Other assets                                                                            211             175
                                                                                    ------------    ------------

TOTAL ASSETS                                                                        $     46,008    $     44,506
                                                                                    ============    ============


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                                               $      2,099    $      2,081
     Accrued expenses                                                                      1,652           3,458
     Deferred revenues                                                                     1,392           1,673
     Other liabilities                                                                       258             252
     Net liabilities of discontinued operations                                               45              51
                                                                                    ------------    ------------
TOTAL CURRENT LIABILITIES                                                                  5,446           7,515
     Net liabilities of discontinued operations                                              102             200
     Other liabilities                                                                       732             337
                                                                                    ------------    ------------
TOTAL LIABILITIES                                                                          6,280           8,052
                                                                                    ------------    ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $0.001 par value; authorized 5,000,000 shares;
        no shares issued and outstanding                                                      --              --
     Common stock, $0.001 par value; authorized 100,000,000 shares;
        issued 51,993,000 shares in 2003 and 49,797,000 shares in 2002;
        outstanding 51,168,000 shares in 2003 and 48,991,000 shares in 2002                   52              50
     Additional paid-in capital                                                          306,859         302,833
     Treasury stock, at cost:  825,000 shares in 2003 and 806,000 shares in 2002          (2,525)         (2,473)
     Deferred compensation                                                                  (281)           (304)
     Accumulated deficit                                                                (264,377)       (263,652)
                                                                                    ------------    ------------
TOTAL STOCKHOLDERS' EQUITY                                                                39,728          36,454
                                                                                    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $     46,008    $     44,506
                                                                                    ============    ============


                       INTELIDATA TECHNOLOGIES CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002
                (in thousands, except per share data; unaudited)

                                                             Three Months Ended                  Nine Months Ended
                                                                  September 30,                      September 30,
                                                          -----------------------------   -------------------------------

                                                             2003             2002              2003             2002
                                                          -----------       -----------     ------------     ------------

Revenues                                                  $   4,692         $  6,010        $   16,268         $  16,179

Cost of revenues                                              1,858            2,376             5,740             6,414
                                                          -----------       -----------     ------------     ------------

         Gross profit                                        2,834             3,634           10,528             9,765

Operating expenses

     General and administrative                              1,417             2,375            5,437             7,305
     Sales and marketing                                       451               793            1,329             2,547
     Research and development                                1,369             1,933            3,946             7,106
     Amortization of intangibles                               180               180              540               540
                                                          -----------      -----------       -----------      -----------
         Total operating expenses                            3,417             5,281           11,252            17,498
                                                          -----------      -----------       -----------      -----------

Operating loss                                                (583)           (1,647)            (724)           (7,733)
Realized loss on sales of investments                           --                --               --              (748)
Other income (expenses), net                                    16                32               (1)               87
                                                          -----------      -----------       -----------      -----------

Loss before income taxes                                      (567)           (1,615)            (725)           (8,394)
Provision for income taxes                                      --                --               --                --
                                                          -----------      -----------       -----------      -----------

Loss from continuing operations                               (567)           (1,615)            (725)           (8,394)
Discontinued operations, net of income taxes                    --                --               --                --
                                                          -----------      -----------       -----------      -----------

Net loss                                                     $(567)        $  (1,615)        $   (725)        $  (8,394)
                                                          ===========      ===========       ===========      ===========


Basic and diluted loss per common share

     Loss from continuing operations                      $  (0.01)        $   (0.03)        $  (0.01)        $   (0.17)
     Income (loss) from discontinued operations               0.00              0.00             0.00              0.00
                                                          -----------      -----------       -----------      -----------
     Net loss                                             $  (0.01)        $   (0.03)        $  (0.01)        $   (0.17)
                                                          ===========      ===========       ===========      ===========

Basic and diluted weighted-average
     common shares outstanding                              50,864            49,359           49,641            48,901
                                                          ===========      ===========       ===========      ===========

